UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                             Chapter 11
US Airways, Inc., et al.                                                                               Case Number: 04-13819
Debtors                                                                                                         Jointly Administered
                                                                                                                       Hon. Stephen S. Mitchell

MONTHLY OPERATING REPORT FOR THE PERIOD
APRIL 1, 2005 THROUGH APRIL 30, 2005

DEBTORS' ADDRESS:

US Airways, Inc., et al.
2345 Crystal Dr.
Arlington, VA 22227

DEBTORS' ATTORNEYS:

Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
ARNOLD & PORTER LLP
370 Seventeenth Street, Suite 4500
Denver, Colorado 80202
(303) 863-1000

Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, VA 22102-4215
(703) 712-5000

REPORT PREPARER:

US Airways, Inc., et al.

I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: May 26, 2005                                                   DEBTOR-IN-POSSESSION

Name/Title: Anita P. Beier                                       By:       /s/ Anita P. Beier
Senior Vice President-Finance and Controller
Address: 2345 Crystal Dr.
Arlington, VA 22227
Phone: 703-872-7000

Table of Contents

I.       Monthly Operating Report Cover Page

II.       Unaudited Consolidated Financial Statements

A.     US Airways Group, Inc. Condensed Consolidated Statement of Operations
B.     US Airways Group, Inc. Condensed Consolidated Balance Sheet
C.     US Airways Group, Inc. Condensed Consolidated Statement of Cash Flows

III.     Additional Schedules

A.     Accounts Receivable Schedule, Accounts Payables Schedule, and Cash Balance
B.     Description of Tax Trusts
C.     Insurance Policies
D.     Payments to Professionals
E.     Banking Accounts and Financial Institution Relationships
F.     Sales of Deminimis Assets
G.     Certifications

IV.     Questionnaire
1.	Accounting Basis: Cash Accrual X

2.

Preparer: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Anita P. Beier
Senior Vice President-Finance and Controller
US Airways Group, Inc.
2345 Crystal Dr.
Arlington, VA 22227
703-872-7000

3.	Number of Employees: 27,204 Represents Debtors' total full time equivalents as of April 30, 2005.

4.	Have there been any changes in the nature of your business since the last reporting period? Yes ______ No X Explain:

5.	Are all Business Licenses current? Yes X No_____ Not applicable ______

6.	Total Accounts Receivable: See Exhibit III-A

7.	Post-Petition Accounts Payable: See Exhibit III-A

8.	Taxes: Are all taxes being paid to the proper taxing authorities when due? Yes X No _____. See Exhibits III-B
9.	Escrow Account: Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes ______ No X Explain: See Exhibits III-B

10.	Are all books and records of the debtors being maintained monthly and are all current: Yes X No ______ Explain:

11.	Insurance Policies: See Exhibits III-C and III-G

12.

Actions of Debtors: During the reporting period, did the debtors:

A.   Fail to defend or not oppose any action seeking to dispossess the debtors from control or custody of any asset of the estate:

Yes ______ No     X     If yes, explain:

B.   Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtors?

Yes     X       No ______ If no, explain:

13.

Transfer or Sale of Property: Did the debtors or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtors' assets to another party during the period of this report other than as set forth herein?
Yes ______  No     X     If yes, explain:

14.	Payments to Professionals (attorneys, accountants, real estate agents, auctioneers, appraisers, etc., during the reporting period): See Schedule III-D

15.	QUARTERLY U.S. TRUSTEE FEES paid during the reporting period: $ 41,500

EXHIBIT II-A

US Airways Group, Inc.
Consolidated Statement of Operations
for the month ended April 30, 2005

(unaudited)
(in thousands)

Operating Revenues
Passenger transportation	$ 579,035
Cargo and freight	8,499
Other	54,389
Total Operating Revenues	641,923
Operating Expenses
Personnel costs	135,492
Aviation fuel	147,216
US Airways Express capacity purchases	77,190
Other rent and landing fees	44,068
Aircraft rent	38,309
Selling expenses	34,607
Aircraft maintenance	37,587
Depreciation and amortization	17,221
Other	103,233
Total Operating Expenses	634,923
Operating Income	7,000
Other Income (Expense)
Interest income	1,419
Interest expense, net	(26,793)
Reorganization items, net	(10,306)
Other, net	(1,948)
Other Income (Expense), Net	(37,628)
Loss Before Taxes	(30,628)
Income Tax Provision	-
Net Loss	$ (30,628)

EXHIBIT II-B

US Airways Group, Inc. Consolidated Balance Sheet as of April 30, 2005

(unaudited, in thousands)
Current Assets
Cash and cash equivalents	$535,675
Restricted cash	117,946
Receivables, net	332,697
Materials and supplies, net	171,988
Prepaid expenses and other	188,513
Total Current Assets	1,346,819

Property and Equipment
Flight equipment	3,297,255
Ground property and equipment	365,561
Less accumulated depreciation and amortization	(370,748)
3,292,068
Purchase deposits for flight equipment	73,550
Total Property and Equipment	3,365,618

Other Assets
Goodwill	2,489,638
Other intangibles, net	522,052
Restricted cash	615,045
Other assets, net	81,779
Total Other Assets	3,708,514
Total Assets	$8,420,951

Current Liabilities
Current maturities of debt, capital lease obligations and debtor in possession financing	$842,490
Accounts payable	448,794
Traffic balances payable and unused tickets	1,015,364
Accrued aircraft rent	36,079
Accrued salaries, wages and vacation	191,569
Other accrued expenses	322,702
Total Current Liabilities	2,856,998

Noncurrent Liabilities and Deferred Credits
Long-term debt and capital lease obligations, net of current maturities	77,257
Deferred gains and credits, net	41,716
Postretirement benefits other than pensions	1,906
Employee benefit liabilities and other	270,686
Total Noncurrent Liabilities and Deferred Credits	391,565

Liabilities Subject to Compromise	5,801,399

Commitments and Contingencies

Stockholders' Deficit
Class A Common Stock	50,616
Class B Common Stock	5,000
Paid-in capital	409,939
Accumulated deficit	(1,097,399)
Common stock held in treasury, at cost	(2,815)
Deferred compensation	(8,716)
Accumulated other comprehensive income	14,364
Total Stockholders' Deficit	(629,011)
Total Liabilities and Stockholders' Equity	$8,420,951

EXHIBIT II-C

US Airways Group, Inc.
Condensed Consolidated Statement of Cash Flows
for the month ended April 30, 2005

(unaudited)
(in thousands)

Net cash used for operating activities before reorganization items	$(27,462)
Reorganization items, net	(3,184)
Net cash used for operating activities	(30,646)

Cash flows from investing activities
Capital expenditures and purchase deposits for flight equipment, net	(1,572)
Proceeds from dispositions of property	2,410
Decrease in restricted cash	32,603
Net cash provided by investing activities	33,441

Cash flows from financing activities
Proceeds from the issuance of debt	-
Proceeds from Debtor-in-Possession financing	25,000
Principal payments on debt and capital lease obligations	(4,635)
Net cash provided by financing activities	20,365
Net increase in Cash and cash equivalents	23,160
Cash and cash equivalents at beginning of period	512,515
Cash and cash equivalents at end of period	$535,675

EXHIBIT III-A

Consolidated Accounts Receivable Aging
Days Past Due	4/30/05
0-30 Days	$242,653,623
31-60 Days	13,110,976
61-90 Days	4,598,264
91+ Days	22,572,872
Other (1)	74,133,804
Total Accounts Receivable	357,069,539
Amount Considered Uncollectible	(24,372,062)
Accounts Receivable, Net (2)	$ 332,697,477

Notes:
(1)  Other accounts receivable represents such items as accrued receivables, interline receivables and other immaterial receivables that historically are not aged by the Debtors.
(2)  Does not include intercompany accounts receivable.

Consolidated Post-Petition Accounts Payable Aging

Days Past Due	4/30/05
Current	$ 26,069,045
1-7 Days	7,255,002
8-30 Days	1,519,036
31-60 Days (1)	(450,153)
61-90 Days (1)	(7,137,960)
91+ Days (1)	(1,109,754)
Total Accounts Payable (2)	$ 26,145,216

Notes:

(1)  A debit balance exists for the periods 31-60 days, 61-90 days and 91+ days due to outstanding credits that have not been applied to specific invoices or collected.

(2)  The post-petition accounts payable balances above were obtained from the Debtors' accounts payable systems. In the event that a liability is estimated for financial reporting purposes, but no invoice was received as of April 30, 2005, the accounts payable balance will differ from that reported in the financial statements. These estimated items include, but are not limited to tax obligations, rent and lease obligations and other accrued expenses. In addition, intercompany accounts payable balances are not included in the balances presented above.

Consolidated Cash and Cash Equivalents Balance

Total Consolidated Cash and Cash Equivalents Balance              $ 535,675,000

EXHIBIT III-B

Tax Trusts

The Debtors have created trust fund accounts to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. The continued use of the trust funds has been approved by the Bankruptcy Court and are described below.

With the exception of Trust Fund 1, which is funded on a daily basis and from which payments are made, all other trust funds have only received an initial funding of the estimated maximum tax liability for US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc. and Piedmont Airlines, Inc. No subsequent funding or payments are made from these trust accounts.

Trust Fund 1 & 5
This trust was established on May 15, 2002 with an initial funding of $149.9 million on May 16, 2002. In May 2003, Trust Fund 5 was established and several components originally funded through Trust Fund 1 were moved to Trust Fund 5. Since the date of funding, all payments associated with each Trust's components have been paid through the trusts and daily funding has occurred based on the estimated daily obligation.

The components of Trust Funds 1 and 5 are as follows:
       Trust 1

*   Federal payroll withholding taxes, FICA (employee and employer portion), and Medicare;
*   Federal unemployment taxes; and
*   Federal jet fuel taxes

Trust 5

*   Federal air transportation excise taxes;
*   Federal security charges;
*   Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
*   Federal Immigration and Naturalization Service (INS) fees;
*   Federal customs taxes; and
*   Passenger facility fees and charges (PFCs) (moved from Trust Fund 3)

As a result of changes to Federal law concerning airlines that file for bankruptcy protection, US Airways is required to segregate all PFCs into a separate account. Effective for payments due on and after November 30, 2004, a separate account within Trust 5 was established to pay airports and/or sponsor agencies amounts owed under the PFC legislation.

Trust Fund 2

This trust was established on May 30, 2002, with an initial funding of $5.6 million occurring on May 31, 2002. The Company has not made any additional contributions to Trust Fund 2 since the initial funding on May 31, 2002. The monthly activity in Trust 2 consists of the payment of monthly administrative fees and the investment of monthly dividends.

The components of Trust Fund 2 are as follows:

*   State and local income tax withholding;
*   Employment taxes and related charges;
*   State unemployment and supplemental unemployment;
*   Disability taxes; and
*   Workers' compensation charges

Trust Fund 3

This trust was established on May 30, 2002, with an initial funding of $23.0 million occurring on May 31, 2002. The only component of Trust Fund 3 was the passenger facility fees and charges (PFCs). In May 2003, the funding of PFCs was moved to Trust Fund 5, such that all monies in Trust Fund 3 were utilized to pay PFCs from May 2003 to July 2003. Trust Fund 3 is still open, although inactive, since July 2003. The Trustee has the power to terminate the Trust.

Trust Fund 4

This trust was established on June 21, 2002 with the initial funding of $33.6 million occurring on the same day. The Company has not made any additional contributions to Trust Fund 4 since the initial funding on June 21, 2002.

The components of Trust Fund 4 are as follows:

*   Non-statutory payroll deductions, including employee payments/contributions

*   Federal-related and federal security tax-instituted trust fund taxes and charges (note that no Federal related charges are currently included in the initial funding estimates for Trust Fund 4. All Federal charges are accounted for in Trust Fund 1.)

EXHIBIT III-C

Insurance Policies

The table below reflects changes during the period April 1 - April 30, 2005 to the insurance policies and coverage previously disclosed in the Debtor's Monthly Operating Reports for the periods September 12, 2004 to January 31, 2005. Policies included in the Monthly Operating Reports for the periods September 12, 2004 through March 31, 2005 are still subject to the same terms unless noted below.

US Airways, Inc.
Coverage	Company	Policy No.	Term
Workers Compensation and Employers Liability (CA)	California State Compensation Insurance Fund	1809762-05	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (WI)	Liberty Mutual Insurance Company	WC1-34S-381003-015	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (NY)	New York State Insurance Fund	1417 727-3	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (FL)	Liberty Mutual Insurance Company	651-285425-015	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (AL)	Travelers Indemnity Company	7544B642	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (VA, AR , AZ)	Travelers Indemnity Company	7511B045	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (MS)	Liberty Mutual Insurance Company	WC5-35S-360412-015	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (IN)	Travelers Indemnity Company	7509B77A	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (NJ)	Travelers Indemnity Company	7569B949	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (MA)	Travelers Indemnity Company	7563B841	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (MD)	Injuried Workers Insurance Fund	10448099i	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (MI)	Travelers Indemnity Company	7540B803	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (MO)	Travelers Indemnity Company	6TMUB7490B820	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (TN)	Liberty Mutual Insurance Company	WC235S360429015	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (MN)	RTW, Inc.	MNAR50000011190-1	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (RI)	Beacon Mutual Insurance Company	54800	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (ME)	Maine Employers Mutual Insurance Company	1810077089	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (CO)	Pinnacol Assurance Company	4091314	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (LA)	Louisiana Workers Compensation Commission	111608	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (TX)	Texas Mutual Insurance Company	STAQ000715344	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (SC, GA)	Travelers Property Casualty Company of America	7510B872	4/20/05 - 4/20/06
Workers Compensation and Employers Liability ( CT, DC, IL, KS,NH, NV, VT)	Travelers Indemnity Company	7510B872	4/20/05 - 4/20/06
Workers Compensation and Employers Liability (KY)	Kentucky Employer's Mutual Insurance	336667	4/20/05 - 4/20/06

EXHIBIT III-D

Payments to Professionals
	Name	Date of Court Authorizing Payment	Amount Approved	Amount Paid	Total Paid to Date	Total Incurred and Unpaid (1)
1.	Alvarez & Marsal, LLC			$ 615,970	$ 615,970	$ 4,161
2.	American Appraisal Associates, Inc.			1,146	8,821	-
3.	Arnold & Porter LLP			576,016	4,608,346	1,773,446
4.	Curtis, Mallet-Prevost, Colt & Mosle LLP			-	-	356,413
5.	Donlin, Recano & Company, Inc.			-	704,226	28,930
6.	FTI Consulting, Inc.			261,371	2,402,902	932,272
7.	Giuliani Partners LLC / Ernst & Young			-	1,188,084	453,905
8.	KPMG LLP			162,991	1,095,052	382,005
9.	Lazard Freres & Co. LLC			258,784	1,800,567	251,543
10.	LECG, Inc.			-	1,467	281,472
11.	McGuireWoods LLP			494,040	2,204,157	406,3007
12.	McKenna Long & Aldridge LLP			-	271,092	104,189
13.	MergeGlobal, Inc.			165,422	478,954	36,105
14.	Moore & Van Allen PLLC			-	478,246	103,955
15.	O'Melveny & Myers LLP			203,114	1,563,239	174,234
16.	Otterbourg, Steindler, Houston and Rosen, P.C.			219,679	1,075,852	162,625
17	Seabury Aviation Advisors, Inc.			1,321,585	5,766,055	1,031,451
18.	Swidler Berlin Shereff Friedman LLP			18,036	106,388	-
19.	Thelen Reid & Priest LLP			75,278	576,461	24,373
20.	Vorys, Sater, Seymour and Pease LLP			51,902	236,977	37,065
21.	Watson Wyatt & Company			113,497	113,497	-
	Total			$ 3,922,861	$ 24,680,382	$ 6,540,290

Notes:
This listing represents fees and expenses submitted by professionals for the period of September 12, 2004 through March 31, 2005 based upon fee statements submitted to the Company and approved or paid through April 30, 2005. All fee statements are subject to review and possible reduction. There are other ordinary course professionals to which fees have been paid since the inception of the Chapter 11 cases in accordance with the First Day Order entered on September 13, 2004, and are not reported herein.

EXHIBIT III-E

Banking Accounts and Financial Institution Relationships

There have been no changes in financial institution deposit relationships during the current reporting period. See the Monthly Operating Report for the period September 12, 2004 through October 31, 2004 for a complete list of financial institution relationships.

EXHIBIT III-F

Sales of De Minimis Assets

The following information is being provided in accordance with the December 15, 2004 Order Authorizing and Approving Procedures for the Sale of De Minimis Assets Pursuant to Section 363 of the Bankruptcy Code.
Date	Asset Description	Sales Price
4/4/05	Spare parts	$1,164,325
4/4/05	Spare parts	1,441,894
4/5/05	Surplus Inventory	21,185
4/20/05	Surplus Inventory	23,000
4/28/05	Surplus Inventory	26,288
4/28/05	Surplus Inventory	26,288

Note:

This listing represents individual sale transactions in excess of $20,000.

Exhibit III-G

Certifications

Taxes

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Insurance
The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies listed in Exhibit III-C have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of April 30, 2005.

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Date: May 26, 2005

By:        /s/ Anita P. Beier________________________

Name:   Anita P. Beier  _______________________

Title:   Senior Vice President-Finance and Controller_

Exhibit IV
Questionnaire		Yes	No

1.	Are any post-petition receivables (accounts, notes, or loans) due from related parties?	X

2.	Have any payments been made on pre-petition liabilities this reporting period?	X

3.	Have any post-petition loans been received by the debtors from any party?	X

4.	Have any pre-petition taxes been paid during the reporting period?		X

5.	Are any wage payments past due?		X

If the answer to any of the above questions is "Yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

Question 1
The Debtors, in the ordinary course of business, enter into regular business transactions with subsidiaries and affiliates, which can result in intercompany receivables. These receivables however are eliminated for reporting purposes on a consolidated basis.

Question 2
In accordance with and as authorized by the Bankruptcy Court, the Debtors have made certain payments on pre-petition liabilities.

Question 3
During the reporting period, the Company received an additional $25 million under a debtor in possession term loan.